Subsequent Events	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a)
On October 13, 2017, Teekay LNG's joint venture with China LNG, CETS Investment Management (HK) Co. Ltd. and BW LNG Investments Pte. Ltd. (or the Pan Union Joint Venture), took delivery of its first LNG carrier newbuilding, the Pan Asia, of which Teekay LNG has a 30% ownership interest, and concurrently commenced its 20-year charter contract with Shell.

b)	On October 19, 2017, Teekay LNG took delivery of an LNG carrier newbuilding, the Macoma, which concurrently commenced its six-year charter contract with Shell.

c)
On October 23, 2017, Teekay LNG issued 6.8 million units (including 0.8 million units issued upon partial exercise of the underwriter's over-allotment option) of its Series B Preferred Units at $25.00 per unit in a public offering for net proceeds of approximately $164 million. Distributions are payable on the Series B Preferred Units from the issuance date to October 14, 2027, at a rate of 8.5% per annum of the stated liquidation preference of $25.00 and from and after October 15, 2027, at a floating rate equal to three-month LIBOR plus a margin of 6.241%. At any time on or after October 15, 2027, Teekay LNG may redeem the Series B Preferred Units, in whole or in part, at a redemption price of $25.00 per unit plus all accumulated and unpaid distributions thereon to the date of redemption. Teekay LNG expects to use the net proceeds from the public offering for general partnership purposes, which may include debt repayments or funding installment payments on future newbuilding deliveries. The Series B Preferred Units are listed on the New York Stock Exchange.

d)	On November 1, 2017, Teekay LNG took delivery of an LNG carrier newbuilding, the Murex, which concurrently commenced its seven-year charter contract with Shell.

e)
On November 6, 2017, Teekay LNG completed a $327 million long-term debt facility to finance (a) floating storage unit (or FSU) to be chartered on a 20-year charter contract to the Bahrain regasification project scheduled to commence in the third quarter of 2018 and (b) one LNG carrier newbuilding to be chartered on a 13-year charter contract with BP Plc starting in early-2019.

f)	On November 10, 2017, Teekay LNG refinanced its $170 million revolving credit facility, which was scheduled to mature in 2017, with a new $190 million revolving credit facility maturing in November 2018.

g)
On November 16, 2017, Teekay LNG cancelled the bareboat contracts on all six of Teekay LNG's LPG carriers on charter to Skaugen. Teekay LNG expects to transfer the commercial management of these vessels, in addition to the Norgas Sonoma, into a newly formed pool, the Teekay Multigas Pool L.L.C., which is owned and operated by Teekay LNG.

h)
On November 17, 2017, the shareholders of Teekay Tankers voted in favor of increasing the authorized number of its Class A common shares to permit the issuance of Class A common shares as consideration for the merger with TIL. Concurrently, the merger was approved by the shareholders of TIL. Subject to the completion of the remaining closing conditions, Teekay Tankers expects the merger to close on or about November 27, 2017.